Investor Marketing January 2012 1 © 2012 MModal IP LLC, All rights reserved – Confidential Information

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information 2
Information provided and statements contained in this presentation that are not purely historical, such as statements regarding the Company’s strategic priorities, 2011 and 2012 financial and operating performance and M*Modal transaction benefits, are forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and MModal
Inc. assumes no obligation to update the information included in this presentation.
Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties.
Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by
MModal Inc., including filings with the SEC. Although M*Modal believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.
In addition to the US GAAP results, M*Modal has provided certain non-GAAP financial measures in this presentation such as Adjusted EBITDA and Adjusted Net Income. The tables in the appendix to this presentation include a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company does not present in the presentation the comparable
GAAP financial measure and the related reconciliation for the forward looking non-GAAP financial measures included in this presentation because management cannot predict with sufficient reliability certain contingencies required to estimate the comparable GAAP financial measures.
Safe Harbor Language and
Reconciliation of Non-GAAP Measures

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Transcription & Technology Leader
165,000 physicians
enabled
2,400 hospitals, clinics
and practices served
850 physician practices
Value-added ecosystem of
leading business partners
MTSOs
Radiology systems
EHR vendors
Healthcare providers
3.9B-4B total billed
equivalent line counts in
2011
Unique ability to support
large, complex providers
Core research &
development in Speech
& Natural Language
Understanding
On demand Collaborative
Intelligence platform
End-to-end workflow and
EHR integration
Extensive global delivery
network
Strong 9-month
performance
Revenues of $328M
Adj. EBITDA of $84M
Adj. Net Inc. per share
of $0.96
14,000+ employees;
global, scalable workforce
Flexible SaaS and service
deployment models
140+ patent licenses in
speech recognition and
understanding
Clients
Capabilities
Scale

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Clinical Documentation Marketplace
M*Modal is the market leader for transcription
services and the science behind it
Market share over 50% for hospitals with 300-499 licensed beds and 500+ licensed beds
Own our platform and speech and language understanding
technologies
Large captive domestic and global labor capabilities
Highly fragmented market populated with local & regional MTSOs
Market consolidation
Market changing from labor-intensive, domestic-only service model
More editing & less typing
Increased utilization of speech recognition and offshore resources
EHR implementations leading to near-term product substitution
Local & regional MTSOs increasingly unable to compete in this environment
Majority of hospitals still insource transcription yet face continued
cost and space utilization pressures
Overall transcription market is mature

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Organic Growth Opportunities
Insource to outsource is largest driver of new business
Outsourcing market growing low single digits
Typical cost savings of 25% to 40% available through outsourcing
Compete, acquire and/or enable MTSOs via our platform
Many MTSOs already typing on our DEP platform
Proven ability to work with larger, competing MTSOs
Existing customers represent additional growth opportunity
No full penetration with any major IDNs
Estimated $250-$285 million market opportunity
Increase margins
Higher utilization of speech recognition and offshore resources
Improve productivity of our global transcription workforce

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Changing clinical documentation needs
More detail in content/reporting is required
Search and discovery capabilities
Industry acceptance that structured data has limitations
Regulatory requirements create near-term challenges for customers
Meaningful Use of EHR’s – 2014 for Stage 2
ICD-10 is healthcare’s Y2K event – October 2013
Quality reporting
Fee-based to value-based transition
Value of clinical documentation beyond capture and recording of episodic care
Rich clinical data that’s not utilized
Move to real-time patient encounters
Business intelligence advantages (revenue cycle and demographics)
Direct impact on revenue and cash flow
Elevating the Conversation to the C-suite

Managed Services
Technology Enabled Services
Technology

Invest in expanded sales force and
segmented sales teams
Transcription, technology, radiology,
coding
Grow ecosystem of partners
New business development and
partnership focus already yielding
results
Leverage existing technology
FESR sales to MTSOs, integrated
solutions offerings
Commercialize IP and new offerings
Access to physicians and content,
contextualization capabilities, content
server as hub, apps and analytics
How We Grow – Connecting The Dots
Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information

Financial Overview 8 © 2012 MModal IP LLC, All rights reserved – Confidential Information

(1) As defined in Appendix.
(Dollars in millions, except per share data)
Strong Quarterly Results
Q3 2010 Q1 2011 Q2 2011 Q3 2011
Total Billed Equivalent Line Counts
(1)
(lines in millions)
854 875 863 1,020
Offshore Transcription Volumes 42% 41% 42% 45%
Transcription Volumes Edited Post
Speech Recognition
67% 72% 74% 76%
Net Revenues $113.2 $111.2 $108.4 $108.0
Gross Margin 38% 41% 40% 43%
Adjusted EBITDA
(1)
$24.5 $26.7 $27.6 $29.8
Adjusted EBITDA Margin 22% 24% 25% 28%
Adjusted Net Income per fully diluted share
(1)
$0.26 $0.30 $0.31 $0.34
Free Cash Flow
(1)
$19.2 $13.2 $16.3 $16.8
Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information

(1) Based on Q3 2011 Adjusted EBITDA annualized.
As of September 30, 2011 Scheduled Amortization and Maturity
(Dollars in millions)
Cash $37
Debt $296
Net Debt
$259
Total Net Leverage 2.2 x
(1)
Strong Balance Sheet
No principal amortization obligation until Q2 2012
Significant amount of acquisitions, including M*Modal funded with cash in Q3 2011
Full availability on $25 million revolver as of November 10, 2011
Strong balance sheet to execute on growth strategies
$0
21
22
$21
$145
$87
2011 2012 2013 2014 2015 2016
$
$
Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
2011E (Range)
Net Revenues $441 - $444
Total Billed Equivalent Line Counts
(2)
(lines in billions) 3.9 – 4.0
Adjusted EBITDA
(2)
$115.5 - $118.0
Adjusted Net Income per fully diluted share
(2)
$1.29 - $1.31
(1) Issued on November 9, 2011.
(2) As defined in Appendix.
(Dollars in millions, except per share data)
Financial Overview
– 2011 Performance Goals (1)
Includes benefit in fourth quarter 2011 from completed acquisitions
Acquisition and restructuring charges of $25 million to $27 million
Capital expenditures of $19 million to $22 million

Net Revenues: low- to mid-teens percentage increase vs. midpoint of
2011 performance goals
Growth in the core business
New sales efforts: same-store and market share gains
Revenue from integration of M*Modal in transcription platforms
MTSO roll up strategy
Full year benefit from M*Modal and commercialization of its technologies
2H 2012 expected to reflect ramp up of new investments in sales force
Adjusted EBITDA: mid- to high-single-digit percentage increase vs.
midpoint of 2011 performance goals
Timing of sales force investments and commercialization of technologies weighted in 1H 2012
Benefits from these investments begin to be realized in 2H 2012
Free Cash Flow: continue to generate significant positive FCF
Sufficient to fund our growth strategies, including MTSO roll ups
Timing of investments to create quarter-to-quarter variability
Preliminary Outlook For 2012 (1)
(1) Issued on November 9, 2011.
Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information

Appendix 13 © 2012 MModal IP LLC, All rights reserved – Confidential Information

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Net income attributable to MModal Inc. $20,553 $ 5,871
Net income attributable to non-controlling interest
361 2,737
Discontinued operations - (155)
Income tax provision (benefit)
(19,226) 229
Interest expense, net 7,081 4,663
Other (income) expense
4,033 (482)
Realized gain on settlement of foreign currencies 93 -
Depreciation and amortization
9,219 9,125
Acquisition and restructuring charges 6,251 1,797
Cost of legal proceedings, settlements and
accommodations
44 633
Share-based compensation and other non-cash awards 1,360 164
Equity in income of affiliated company - (70)
Adjusted EBITDA $29,769 $24,512
Adjusted EBITDA as a percentage of net revenues 27.6% 21.7%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited

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© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Nine Months Ended
Sept. 30, 2011
Net income attributable to MModal Inc. $ 35,000
Net income attributable to non-controlling interest
2,138
Discontinued operations -
Income tax provision (benefit)
(17,196)
Interest expense, net 21,079
Other (income) expense
2,560
Realized gain on settlement of foreign currencies 627
Depreciation and amortization
26,516
Acquisition and restructuring charges 17,520
Cost of legal proceedings, settlements and
accommodations
(6,888)
Share-based compensation and other non-cash awards 2,681
Equity in income of affiliated company -
Adjusted EBITDA $84,037
Adjusted EBITDA as a percentage of net revenues 25.6%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
June 30, 2011 March 31, 2011
Net income attributable to MModal Inc.
$5,135 $9,312
Net income attributable to non-controlling interest
271 1,506
Income tax provision (benefit)
886 1,144
Interest expense, net
6,961 7,037
Other (income) expense
(530) (943)
Realized gain on settlement of foreign currencies
377 157
Depreciation and amortization
8,879 8,418
Acquisition and restructuring charges 4,391 6,878
Cost (benefit) of legal proceedings, settlements and
accommodations
581 (7,513)
Share-based compensation and other non-cash awards 611 710
Adjusted EBITDA $27,562 $26,706
Adjusted EBITDA as a percentage of net revenues 25.4% 24.0%
Non-GAAP Reconciliation
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Adjusted EBITDA
$29,769 $24,512
Consolidated interest expense
(7,081) (4,663)
Non-cash interest 774 1,482
Capital expenditures
(5,959) (2,907)
Tax (provision) benefit
19,226 (229)
Deferred tax provision (benefit) (19,933) 964
Free Cash Flow $16,796 $19,159
Adjusted Net Income (Unaudited)
Adjusted EBITDA $29,769 $24,512
Less: Amortization (excluding acquired intangibles) 4,116 4,894
Cash interest (total expenses less non-cash) 6,307 3,181
Current tax provision (benefit) 707 (735)
Adjusted Net Income $18,639 $17,172
Adjusted Net Income per share:
Basic $0.35 $0.34
Diluted $0.34 $0.26
Non-GAAP Reconciliation
(Dollars in thousands)
Free Cash Flow (Unaudited)

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
June 30, 2011 March 31, 2011
Adjusted EBITDA
$27,562 $26,706
Consolidated interest expense (6,961) (7,037)
Non-cash interest
831 858
Capital expenditures (4,360) (6,688)
Tax provision (benefit)
(886) (1,144)
Deferred tax provision (benefit) 159 546
Free Cash Flow $16,345 $13,241
Adjusted Net Income (Unaudited)
Adjusted EBITDA $27,562 $26,706
Less: Amortization (excluding acquired intangibles) 4,362 3,903
Cash interest (total expenses less non-cash) 6,130 6,179
Current tax provision 727 598
Adjusted Net Income $16,343 $16,026
Adjusted Net Income per share:
Basic $0.32 $0.31
Diluted $0.31 $0.30
(Dollars in thousands)
Free Cash Flow (Unaudited)
Non-GAAP Reconciliation

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Nine Months Ended
Sept. 30, 2011
Adjusted EBITDA $84,037
Less: Amortization (excluding acquired intangibles) 12,381
Cash interest (total expenses less non-cash) 18,616
Current tax provision 2,032
Adjusted Net Income $51,008
Adjusted Net Income per share:
Basic $0.99
Diluted $0.96
(Dollars in thousands)
Adjusted Net Income (Unaudited)
Non-GAAP Reconciliation

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
MModal Inc. Shares
Basic outstanding 51,195 35,158
Effect of dilutive options 1,283 13,963
Diluted shares 52,478 49,121
Proforma impact of fully dilutive shares
(1)
Basic 1,814 15,775
Diluted 2,023 16,005
Proforma Shares
Basic 53,009 50,933
Diluted 54,501 65,126
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees,  shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.
Non-GAAP Reconciliation

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Three Months Ended
June 30, 2011 March 31, 2011
MModal Inc. Shares
Basic outstanding 49,168 40,933
Effect of dilutive options 1,391 1,047
Diluted shares 50,559 41,980
Proforma impact of fully dilutive shares
(1)
Basic 1,929 10,683
Diluted 2,176 10,913
Proforma Shares
Basic 51,097 51,616
Diluted 52,735 52,893
(1) Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.
Non-GAAP Reconciliation

Collaborative Intelligence for Health  –
© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Non-GAAP Financial Measures
We have provided the Company's Adjusted EBITDA and Adjusted Net Income, each a non-GAAP financial measure, on a forward-looking basis in this document. We are unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measure because management cannot predict, with sufficient reliability, contingencies relating to potential changes in tax valuation allowances, potential changes to customer accommodation accruals, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events.
Adjusted Net Income
Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense for capitalized intangible assets (excluding acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure
Adjusted Net Income based on Proforma Shares Outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.
Proforma Shares Outstanding
For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations.  Our measure of proforma shares includes our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of common stock equivalents which consist of stock options, restrictive stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc..
Free Cash Flow
Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less consolidated interest expense (net of non-
cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision (net of deferred tax provision).  Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company’s ability to convert operating results into cash.
Total Billed Equivalent Line Counts
Total billed equivalent line counts is defined by the Company as the number of lines and line equivalents billed for the period, as defined by a customer’s contract, and includes volume transcribed or edited on the Company’s transcription platforms, as well as technology volume
(speech recognition).
Non-GAAP Financial Definitions

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© 2012 MModal IP LLC, All rights reserved. – Confidential Information
Adjusted EBITDA
Adjusted EBITDA is a metric used by management to measure operating performance. Adjusted EBITDA is defined as net income attributable to
MModal Inc., as applicable, plus net income attributable to noncontrolling interests, income taxes, net interest expense, depreciation and amortization, cost (benefit) of legal proceedings, settlements, and accommodations, acquisition and restructuring charges, discontinued operations, equity in income of affiliated company, share-based compensation and other non-cash awards, realized gain on settlement of foreign currency hedges, excluding other (income) expense. The realized gain on settlement of foreign currency hedges is a component of other (income) expense, as reported in the Consolidated Statements of Operations. Share-based compensation and other non-cash awards represents only the portion of such expense that is a component of selling, general and administrative expense, as reported in the Consolidated Statements of Operations, as it excludes such expense attributable to the Company’s restructuring actions.
We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period and company to company by backing out the following:
• potential differences caused by variations in capital structures (affecting interest expense, net), tax positions (such as the impact on periods or companies for changes in effective tax rates), the age and book depreciation of fixed assets (affecting depreciation expense);
• the impact of non-cash charges; and
• the impact of acquisition and integration related charges, restructuring charges, and certain unusual or nonrecurring items.
Because Adjusted EBITDA facilitates internal comparisons of operating performance on a more consistent basis, we also use Adjusted EBITDA in measuring our performance relative to that of our competitors. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with
GAAP or as an alternative to cash flow from operating activities as measures of our profitability or liquidity. We understand that although Adjusted
EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
• Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
• Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
• Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
• Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Non-GAAP Financial Definitions